DFA INVESTMENT DIMENSIONS GROUP INC.

                   TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                      TAX-MANAGED U.S. MARKETWIDE PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2001


          This supplement revises the disclosure in the prospectus concerning the market capitalization range of companies whose securities are considered for purchase by the Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Marketwide Portfolio (the "Portfolios"). The market capitalization range of companies whose securities are considered for purchase by the Advisor for the Portfolios is expanded to include the securities of companies in the lowest 5% of total market capitalization.


                The Date of this Supplement is September 7, 2001.